Exhibit 10.1

SECOND AMENDMENT TO CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) dated as of December 17, 2013 to the Credit Agreement referred to below is among PIKE CORPORATION, a North Carolina corporation (the “Borrower”), the GUARANTORS from time to time parties to the Credit Agreement referred to below (the “Guarantors”), the LENDERS from time to time parties to the Credit Agreement referred to below (the “Lenders”), and REGIONS BANK, in its capacity as Administrative Agent (in such capacity, the “Administrative Agent”).

WITNESSETH

WHEREAS, a $275,000,000 revolving credit facility has been established in favor of the Borrower pursuant to that certain Credit Agreement dated as of August 24, 2011 (as amended by that certain First Amendment to Credit Agreement and Limited Consent dated as of November 4, 2013, and as further amended, modified and supplemented from time to time, the “Credit Agreement”) among the Borrower, the Guarantors, the Lenders and the Administrative Agent;

WHEREAS, the parties hereto desire to amend the Credit Agreement as the parties hereunder deem appropriate upon the terms and conditions hereinafter set forth;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:

1. Defined Terms. Capitalized terms used herein but not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

2. Amendments to the Credit Agreement.

(a) The fourth line of Section 3.2(b) of the Credit Agreement is hereby amended by deleting the words “regarding capital requirements” and inserting in lieu thereof the words “regarding capital or liquidity requirements”.

(b) Section 8.12 of the Credit Agreement is hereby amended by deleting such section in its entirety and inserting the following in lieu thereof:

Section 8.12 Leverage Ratio. As of the end of each fiscal quarter, the Leverage Ratio at the end of the Test Period then ending will be not greater than that shown below:

Fiscal Quarters Ending	Leverage Ratio
Amendment Closing Date through June 29, 2014	4.00:1.00
June 30, 2014 through September 29, 2014	3.75:1.00
September 30, 2014 and thereafter	3.50:1.00

3. Conditions Precedent. This Amendment shall be effective upon satisfaction of each of the following conditions precedent:

(a) receipt by the Administrative Agent of this Amendment executed by the Administrative Agent, the Borrower, the Guarantors and the Required Lenders;

(b) payment of all fees and expenses related to this Amendment, including the reasonable fees and expenses of counsel for the Administrative Agent; and

(c) all representations and warranties in Section 4 of this Amendment are true and correct in all material respects.

4. Representations and Warranties; No Default.

(a) Each Credit Party represents and warrants that (i) the representations and warranties set forth in the Credit Documents are true and correct in all material respects on and as of the date hereof, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties were true and correct in all material respects on and as of such earlier date, and (ii) no Default or Event of Default exists immediately before or immediately after giving effect to this Amendment.

(b) The Borrower represents and warrants that (i) it has the right and power, and has taken all necessary action, to authorize the execution and delivery of this Amendment and to perform its obligations under this Amendment and the Credit Agreement, as amended by this Amendment, in accordance with their respective terms, and (ii) this Amendment has been duly executed and delivered by its duly authorized officer and each of this Amendment and the Credit Agreement, as amended by this Amendment, is a legal, valid and binding obligation of it enforceable against it in accordance with the terms of the respective documents, except as (A) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors rights generally, and (B) the availability of equitable remedies may be limited by equitable principles of general applicability.

5. Reaffirmation of Obligations. Each Credit Party (a) acknowledges and consents to this Amendment, (b) affirms all of its obligations under the Credit Documents, and (c) agrees that this Amendment does not reduce nor discharge its obligations under the Credit Documents.

6. Reaffirmation of Security Interests. Each Credit Party (a) affirms that the Liens granted in or pursuant to the Credit Documents are valid and subsisting, and (b) agrees that this Amendment shall not in any manner impair or otherwise adversely affect any of the Liens granted in or pursuant to the Credit Documents.

7. Effect. Except as expressly herein amended, the terms and conditions of the Credit Agreement and the other Credit Documents remain unchanged and in full force and effect. This Amendment is not intended to effect, nor shall it be construed as, a novation of the Credit Agreement or any other Credit Document. The Credit Agreement and this Amendment shall be construed together as a single agreement. The amendments contained herein shall be deemed to have prospective application only, unless otherwise specifically stated herein. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Credit Documents, nor constitute a waiver of any provision of any of the Credit Documents.

8. Benefits. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

9. Counterparts; Delivery. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart. Delivery of an executed counterpart of this Amendment by facsimile, electronic mail or other electronic imaging means shall be effective as an original.

10. Governing Law. This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of North Carolina.

[Signature Pages Follow]

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered under seal as of the date first above written.

BORROWER:

PIKE CORPORATION, a North Carolina corporation

By:	/s/ Anthony K. Slater	(SEAL)

Name:	Anthony K. Slater
Title:	EVP and Chief Financial Officer

GUARANTORS:

PIKE ENTERPRISES, INC., a North Carolina corporation

By:	/s/ Anthony K. Slater	(SEAL)

Name:	Anthony K. Slater
Title:	EVP and Chief Financial Officer

PIKE ELECTRIC, LLC, a North Carolina limited liability company

By:	/s/ James T. Benfield	(SEAL)

Name:	James T. Benfield
Title:	President

PIKE ENERGY SOLUTIONS, LLC, a North Carolina limited liability company

By:	/s/ John S. Thompson	(SEAL)

Name:	John S. Thompson
Title:	President

PIKE ENERGY SOLUTIONS, INC., a California corporation

By:	/s/ John S. Thompson	(SEAL)

Name:	John S. Thompson
Title:	President

KLONDYKE CONSTRUCTION LLC, an Arizona limited liability company

By:	/s/ Steven M. McClain	(SEAL)

Name:	Steven M. McClain
Title:	President

Signature Page to First Amendment

ELEMENTAL ENERGY, INC.,
an Arizona corporation
By:	/s/ Steven M. McClain	(SEAL)

Name:	Steven M. McClain
Title:	President

PIKE TANZANIA, LLC,
a North Carolina limited liability company
By:	/s/ Anthony K. Slater	(SEAL)

Name:	Anthony K. Slater
Title:	Vice President

PINE VALLEY POWER, INC.,
a Utah corporation
By:	/s/ Michael B. Horan	(SEAL)

Name:	Michael B. Horan
Title:	President

PIKE EQUIPMENT AND SUPPLY COMPANY, LLC,
a North Carolina limited liability company
By:	/s/ J. Clifford Edwards	(SEAL)

Name:	J. Clifford Edwards
Title:	President

SYNERGETIC DESIGN HOLDINGS, INC.,
a Delaware corporation
By:	/s/ Anthony K. Slater	(SEAL)

Name:	Anthony K. Slater
Title:	Executive Vice President

UC SYNERGETIC, INC.,
a South Carolina corporation
By:	/s/ John S. Thompson	(SEAL)

Name:	John S. Thompson
Title:	President

Signature Page to Second Amendment

ADMINISTRATIVE AGENT:

REGIONS BANK, in its capacity as the Administrative Agent and the Collateral Agent

By:	/s/ Paul Stephen Phillippi

Name:	Paul Stephen Phillippi
Title:	Senior Vice President

LENDERS:

REGIONS BANK, in its capacity as a Lender

By:	/s/ Paul Stephen Phillippi

Name:	Paul Stephen Phillippi
Title:	Senior Vice President

FIRST TENNESSEE BANK, N.A.

By:	/s/ Alex K. Turner

Name:	Alex K. Turner
Title:	SVP

SUNTRUST BANK

By:	/s/ Robert S. Cashion

Name:	Robert S. Cashion
Title:	Director

COMPASS BANK

By:	/s/ W. Brad Davis

Name:	W. Brad Davis
Title:	SVP

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ R. Alan Proctor

Name:	R. Alan Proctor
Title:	SVP

Signature Page to Second Amendment

BANK OF AMERICA, NATIONAL ASSOCIATION

By:	/s/ Alan Stephens

Name:	Alan Stephens
Title:	Senior Vice President

JPMORGAN CHASE BANK, N.A.

By:	/s/ Antje B. Focke

Name:	Antje B. Focke
Title:	Senior Underwriter

BRANCH BANKING AND TRUST COMPANY

By:	/s/ E.F. Hawke

Name:	E.F. Hawke
Title:	Senior Vice President

PNC BANK, NA

By:	/s/ Matthew M. Springman

Name:	Matthew M. Springman
Title:	Executive Vice President

ATLANTIC CAPITAL BANK

By:	/s/ J. Christopher Deisley

Name:	J. Christopher Deisley
Title:	Senior Vice President

Signature Page to Second Amendment